VAN WAGONER FUNDS, INC.

FORM N-SAR

Report for the period ending December 31, 2001
Item 77E - Legal Proceedings

The Company, the Adviser and others (including past and present directors), have recently been named as defendants in several purported class actions alleging, among other things, violations of federal securities law by failing to value private holdings in good faith. Although the Company has not yet responded to these actions, the Company believes this litigation is without merit and intends to defend the actions vigorously. Because of the preliminary stage of these actions, the outcome cannot be predicted. The Company does not believe that the outcome of such actions will have a material adverse effect on the results of operations or the net asset value of the Funds.


Plaintiff
Reisman, Jack E.
Sems, Charles A.
Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Emerging Growth Fund
Van Wagoner Capital Management,
Inc.
Garrett Van Wagoner
Ernst & Young, LLP
Sunstone Financial Group, Inc.
Venue
U.S.D.C. DEL.
Filing Date
1/4/02

Plaintiff

Lippstreu, William
Pierce, Alex
Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management,
Inc.
Van Wagoner Emerging Growth Fund
Van Wagoner Technology Fund
Van Wagoner Mid-Cap Growth Fund
Van Wagoner Post Venture Fund
Van Wagoner Micro-Cap Growth
Fund
Sunstone Financial Group, Inc.
Garrett R. Van Wagoner
Larry P. Arnold
Robert S. Colman
Ernst & Young LLP
Venue
U.S.D.C. ED. WIS.
Filing Date
1/22/02

Plaintiff

Alper, Gregory
Estate of Evelyn Alper
Hesano, Sheryl
Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management,
Inc.
Van Wagoner Technology Fund
Van Wagoner Mid-Cap Growth Fund
Van Wagoner Post Venture Fund
Van Wagoner Micro-Cap Growth
Fund
Sunstone Financial Group, Inc.
Garrett R. Van Wagoner
Larry P. Arnold
Robert S. Colman
Ernst & Young LLP
Venue
U.S.D.C. ED. WIS.
Filing Date
1/18/02

Plaintiff

Mather, Michael F.
Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management,
Inc.
Sunstone Financial Group, Inc.
Van Wagoner Emerging Growth Fund
Garrett R. Van Wagoner
Larry P. Arnold
Robert S. Colman
Venue
U.S.D.C. ED. WIS.
Filing Date
12/17/01

Plaintiff

Sasson, Rosalae
Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management,
Inc.
Sunstone Financial Group, Inc.
Van Wagoner Emerging Growth Fund
Garrett R. Van Wagoner
Larry P. Arnold
Robert S. Colman
Ernst & Young LLP
Venue
U.S.D.C. ED. WIS.
Filing Date
12/27/01

Plaintiff

Doohan, M. Anita
Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management,
Inc.
Sunstone Financial Group, Inc.
Van Wagoner Emerging Growth Fund
Garrett R. Van Wagoner
Larry P. Arnold
Robert S. Colman
Ernst & Young LLP
Venue
U.S.D.C. ED. WIS.
Filing Date
1/4/02

Plaintiff

Magistad, Eric P.
Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management,
Inc.
Sunstone Financial Group, Inc.
Van Wagoner Emerging Growth Fund
Garrett R. Van Wagoner
Ernst & Young LLP
Venue
U.S.D.C. ED. WIS.
Filing Date
1/10/02

Plaintiff

Spraley, Thomas E.
Spraley, Elaine K.
Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management,
Inc.
Sunstone Financial Group, Inc.
Van Wagoner Emerging Growth Fund
Garrett R. Van Wagoner
Larry P. Arnold
Robert S. Colman
Ernst & Young LLP
Venue
U.S.D.C. ED. WIS.
Filing Date
2/12/02

Plaintiff

Casolari, Stephanie
Casolari, Richard
Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management,
Inc.
Sunstone Financial Group, Inc.
Van Wagoner Emerging Growth Fund
Van Wagoner Technology Fund
Van Wagoner Mid-Cap Growth Fund
Van Wagoner Post Venture Fund
Van Wagoner Micro-Cap Growth
Fund
Garrett R. Van Wagoner
Larry P. Arnold
Robert S. Colman
Peter R. Kris
Ernst & Young LLP
Venue
U.S.D.C. ED. WIS.
Filing Date
2/15/02

Plaintiff

Mansmith, Dennis
Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Emerging Growth Fund
Van Wagoner Technology Fund
Van Wagoner Mid-Cap Growth Fund
Van Wagoner Post Venture Fund
Van Wagoner Micro-Cap Growth
Fund
Garrett R. Van Wagoner
Larry P. Arnold
Robert S. Colman
Ernst & Young LLP
Venue
Milwaukee County Circuit Court
Filing Date
2/5/02